EXHIBIT 4.18

              Guarantee Agreement, dated July 8, 2005, executed by

                          Marsa Gold Corp. in favor of

                                 0724000 BC Ltd.



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                               GUARANTEE AGREEMENT


This Guarantee Agreement is made as of the 8th day of July 2005 between:

MARSA GOLD CORP., a Kyrgyz limited liability company with an address of Kyrgyz Republic, Bishkek, microregion 11, 6-46 (the "Guarantor"); and

CENTRASIA MINING CORP. (FORMERLY "MAGELLAN GOLD CORP."), a British Columbia corporation with an address of 300 - 1055 W. Hastings St., Vancouver, BC V6E 2E9, Canada (the "Creditor"),


                  WHEREAS the Guarantor is the sole participant of BULAKASHU MINING COMPANY LTD (the "Debtor");

                  WHEREAS the Creditor has lent the Debtor  US$110,000  to date;
and

                  WHEREAS the Creditor may lend the Debtor additional sums pursuant to an agreement of even date between the Guarantor, the Debtor, the Creditor, Baradero Resources Limited and Magellan Gold (BVI) Inc. (the "Bulakashu Option Agreement"), and the Creditor has refused to do so without, among other things, a personal guarantee of repayment from the Guarantor.

                  NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION given, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby guarantees payment to the Creditor of all debts and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, at any time owing by the Debtor to the Creditor or remaining unpaid by the Debtor to the Creditor, whether incurred by or arising from any agreement or dealings between the Creditor and the Debtor (including the Bulakashu Option Agreement) or by or from any agreement or dealings with any third party by which the Creditor may be or become in any manner whatsoever a creditor of the Debtor or however otherwise incurred or arising anywhere within or outside the country where this Guarantee Agreement is executed and whether the Debtor be bound alone or with another or others and whether as principal or surety (such debts and liabilities being hereinafter called the "Liabilities").

                  AND THE GUARANTOR HEREBY COVENANTS AND AGREES WITH THE CREDITOR AS FOLLOWS:

1.                The   Creditor   may   grant   time,   renewals,   extensions,
indulgences, releases and


discharges to, take securities (which word as used herein includes other guarantees) from and give the same and any or all existing securities up to, abstain from taking securities from or from perfecting securities of, cease or refrain from giving credit or making loans or advances to, accept compositions from and otherwise deal with, the Debtor and others and with all securities as the Creditor may in its absolute discretion see fit (including the release of the Guarantor or other sureties), and may apply all moneys at any time received from the Debtor or others or from securities upon such part or parts of the Liabilities as the Creditor in its absolute discretion sees fit, and change any such application in whole or in part from time to time as the Creditor may see fit, the whole without in any way limiting or lessening the liability of the Guarantor under this Guarantee Agreement , and no loss of or in respect of any securities received by the Creditor from the Debtor or others, whether occasioned by the fault of the Creditor or otherwise, shall in any way limit or lessen the liability of the Guarantor under this Guarantee Agreement.

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2.                This Guarantee  Agreement shall be a continuing  guarantee and shall cover all the Liabilities, and it shall apply to and secure any ultimate balance due or remaining unpaid to the Creditor.

3. The Creditor shall not be bound to exhaust its recourse against the Debtor or others or any securities it may at any time hold before being entitled to payment from the Guarantor of the Liabilities. The Guarantor renounces all benefits of discussion and division.

4. The Guarantor may, by notice in writing delivered to the office of the Creditor receiving this instrument, determine its liability under this Guarantee Agreement in respect of Liabilities incurred or arising after receipt of such notice but not in respect of any Liabilities theretofore incurred or arising even though not then matured, provided, however, that notwithstanding receipt of any such notice the Creditor may fulfill any requirements of the Debtor based on agreements express or implied made prior to the receipt of such notice and any resulting Liabilities shall be covered by this Guarantee Agreement.

5.                This Guarantee Agreement shall not be affected by:

          (a)     any change in the name or the  structure of the Debtor;


          (b)     the acquisition of the Debtor's  business by a third party;

          (c) any change whatsoever in the objects, capital structure or constitution of the Debtor;

          (d)     the  Debtor's   business   being   amalgamated   with  another
                  corporation; or

          (e) any defect in, omission from, failure to file or register or defective filing or registration of any instrument under which the Creditor has taken any security or collateral for payment of any of the Liabilities or performance or observance of any obligation of the Debtor, the Guarantor (whether under this Guarantee Agreement or otherwise) or of any other person who is or may become liable in respect of the Liability;

                  but shall, notwithstanding the happening of any such event continue to apply to all the Liabilities whether theretofore or thereafter incurred or arising. (In this instrument the word "Debtor" shall include every such firm and corporation described in paragraphs (b), (c) and (d) above).

6. This Guarantee Agreement shall not be considered as wholly or partially satisfied by the payment or liquidation at any time or times of any sum or sums of money for the time being due or remaining unpaid to the Creditor, and all dividends, compositions, proceeds of security valued and payments received by the Creditor from the Debtor or from others or from estates shall be regarded for all purposes as payments in gross without any right on the part of the Guarantor to claim in reduction of the liability under this Guarantee Agreement the benefit of any such dividends, compositions, proceeds or payments or any securities held by the Creditor or proceeds thereof, and the Guarantor shall have no right to be subrogated in any rights of the Creditor until the Creditor shall have received payment in full of the Liabilities.


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7.                All moneys, advances, renewals and credits in fact borrowed or obtained from the Creditor shall be deemed to form part of the Liabilities, notwithstanding any lack or limitation of status or of power, incapacity or disability of the Debtor or of the directors, partners or agents thereof, or that the Debtor may not be a legal or suable entity, or any irregularity, defect or informality in the borrowing or obtaining of such moneys, advances, renewals or credits, the whole whether known to the Creditor or not; and any sum which may not be recoverable from the Guarantor as guarantor shall be recoverable from the Guarantor and each of them as sole or principal debtor in respect thereof and shall be paid to the Creditor on demand with interest as aforesaid.

8. This Guarantee Agreement is in addition to and not in substitution for any other guarantee, by whomsoever given, at any time held by the Creditor, and any present or future obligation to the Creditor incurred or arising otherwise than under a guarantee of the Guarantor or any of them or of any other obligant, whether bound with or apart from the Debtor, excepting any guarantee surrendered for cancellation on delivery of this instrument.

9. The Guarantor shall be bound by any account settled between the Creditor and the Debtor, and if no such account has been so settled immediately before demand of payment under this Guarantee Agreement any account stated by the Creditor shall be accepted by the Guarantor as conclusive evidence of the amount which at the date of the account so stated is due by the Debtor to the Creditor or remains unpaid by the Debtor to the Creditor.

10. This Guarantee Agreement shall be operative and binding on the Guarantor, and possession of this instrument by the Creditor shall be conclusive evidence against the Guarantor that this instrument was not delivered in escrow or pursuant to any agreement that it should not be effective until any conditions precedent or subsequent had been complied with.

11. The demand for payment shall be deemed to have been effectually made upon the Guarantor if and when an envelope containing such demand, addressed to the Guarantor at the address last known to the Creditor, is posted, postage prepaid, in the post office or is delivered to the Guarantor, and, in the event of the death of the Guarantor, demand of payment addressed to any of the Guarantor's heirs, executors, administrators or legal representatives at the address of the addressee last known to the Creditor and posted or delivered as aforesaid shall be deemed to have been effectively made upon all of them. All payments hereunder shall be made to the Creditor at the office of the Creditor.

12. This Guarantee Agreement covers all agreements between the parties hereto concerning this Guarantee Agreement, and none of the parties shall be bound by any representation or promise made by any person relative thereto which is not expressly embodied herein.

13. This Guarantee Agreement shall be governed by and construed in accordance with the laws of British Columbia. All disputes arising out of or in connection with this Guarantee Agreement, or in respect of any defined legal relationship associated therewith or derived therefrom, shall be referred to and finally resolved by arbitration in the English language using a sole arbitrator under the rules of the British Columbia International Commercial Arbitration Centre. The appointing authority or tribunal shall be the British Columbia International Commercial Arbitration Centre. The case shall be administered by the British


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Columbia  International  Commercial  Arbitration  Centre in accordance  with its
Rules. The place of arbitration shall be Vancouver, British Columbia, Canada. Provided always that nothing herein contained shall prevent the Creditor from proceeding at its election in the Courts of any other jurisdiction and the Guarantor hereby irrevocably submits to each such jurisdiction, acknowledges the competence of each and the convenience and propriety of the venue thereof and agrees to be bound by any judgment thereof and not to seek, and hereby waives, any review of the merits of such a judgment by the Courts of any other jurisdiction and also hereby waives any and all objections which it may have to each such jurisdiction.

14. So long as any of the Liabilities remain unpaid or outstanding the Guarantor assumes all responsibility for being and keeping itself informed of the financial condition of the Debtor and of all circumstances bearing upon the nature, scope and extent of the risk which the Guarantor assumes and incurs under this Guarantee Agreement .

15. This Guarantee Agreement shall extend to and enure to the benefit of the Creditor and its successors and assigns, and shall extend to and be binding upon the Guarantor and the heirs, executors, administrators, legal representatives, successors and assigns of the Guarantor or each of them or any of them, as the case may be. 16. The Guarantor hereby waives all rights to receive from the Creditor a copy of any financing statement, financing change statement or verification statement filed at any time or from time to time in respect of this Guarantee Agreement.

GIVEN UNDER SEAL at Bishkek, Kyrgyz Republic, on the day and year above written.

MARSA GOLD CORP.


Per:  /s/ Dmitriy Vedeshkin-Ryabov
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         Authorized Signatory

Bulakashu Mining Company LTD, the "Debtor" referred to above, hereby consents to the terms of the foregoing Guarantee Agreement.



BULAKASHU MINING COMPANY LTD


Per:  /s/ Oleg Kim
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         Authorized Signatory


CENTRASIA MINING CORP.


Per: /s/ Douglas Turnbull
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         Authorized Signatory